UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 30, 2005
                         --------------------------------
                         (Date of earliest event reported)


                         Northwest Horizon Corporation
                        ------------------------------------
               (Exact name of registrant as specified in its charter)


                   NEVADA            333-111486             98-0407549
                   -------            ---------             ----------
                  State of           Commission            IRS Employer
               incorporation         File Number       Identification Number


                             413 Churchill Avenue N.
                               Ottawa, ON K1Z 5C7
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                              --------------------
                           (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

   Copies of all communications, including all communications sent to the agent for service, should be sent to:


                                 Joseph I. Emas
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 30, 2005, Mr. Nicholas Matossian was appointed as a director of the Company and was appointed as Chairman of the Board of Directors of the Company.

On March 30, 2005, Mr. Robert Harrison was appointed as a director of the Company and was appointed as President of the Company.

On March 30, 2005, Mr. Don Paterson was appointed as a director of the Company.

On March 30, 2005, Mr. Richard Farrell was appointed as a director of the Company.

On March 30, 2005, Mr. Francis Mailhot resigned as CEO and President of the Company but remains as a director of the Company.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: April 13, 2005                          /s/ Francis Mailhot
                                              ------------------------
                                              Francis Mailhot
                                              Director
                                              Northwest Horizon Corporation Inc.